UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                       8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 29, 2000



Commission       Registrants; State of Incorporation;      IRS Employer
File Number      Address; and Telephone Number            Identification
                                                                No.

  1-11327        Illinova Corporation                       37-1319890
                 (an Illinois Corporation)
                 500 S. 27th Street
                 Decatur, IL  62525
                 (217) 424-6600

   1-3004        Illinois Power Company                    37-0344645
                 (an Illinois Corporation)
                 500 S. 27th Street
                 Decatur, IL  62525
                 (217) 424-6600



        Total number of sequentially numbered pages is 6.



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


Item 5.  Other Events

     Certain information contained in this release is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning the effects of the restatement of Illinova's financial statements and Illinova's merger with Dynegy Inc.

     Although the companies believe that this forward-looking information is accurate, their businesses are dependent on various regulatory issues, general economic conditions and future trends, and these factors can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside of the companies' control.


ILLINOVA ANNOUNCES 1999 RESULTS

     On February 28, 2000, Illinova Corporation reported 1999 earnings of $42 million, or 60 cents per basic and diluted share. For the fourth quarter, Illinova reported a loss of $36 million, or 51 cents per basic and diluted share. Illinova's 1999 results reflect certain one-time items, including $34 million, or 48 cents per share, of expenses related to its recently completed merger with Dynegy Inc.

     In pulling together the pieces related to the Clinton Power Station sale and the business segment restructuring, a change in the calculation of the net Clinton write-off on which Illinova based its quasi-reorganization at year-end 1998 was identified. Accordingly, Illinova has filed amended 1998 financial statements with the Securities and Exchange Commission (SEC). With the correction, Illinova's net loss for 1998 increased by $197 million to $1.58 billion, or $22.04 per share versus a previously reported loss of $19.30 per share. In addition, as part of the restatement, the transition regulatory asset has been reduced by $326 million, to $457 million. Amending the financial statements has no impact on the company's rates or the reliability of service to its customers, and it has no impact on Illinova's merger with Dynegy.

     Illinova has also provided the SEC its amended financial statements for the first, second, and third quarters of 1999, incorporating the effects of the 1998 change. Previously reported 1999 quarterly earnings were unaffected.

     In 1999, Illinova became the first energy company in the nation to transfer its entire fleet of fossil-fueled generating units into a separate, unregulated affiliated company. The integration of these generating assets into Dynegy's national power portfolio will provide greater flexibility and improved power supply reliability for Illinois Power.

     In December 1999 Illinova sold its Clinton Power Station to AmerGen Energy Co. -- a transaction that was completed more quickly than any other nuclear plant sale, either planned or completed to date, in the United States. As a result of the sale of Clinton, net equity increased $88 million, since the
quasi-reorganization,   as   adjusted,   originally   assumed   a  shutdown and
decommissioning scenario.

    Illinova is the parent company of Decatur, Ill. - based Illinois Power, a regulated energy delivery company that provides electricity and natural gas service to 650,000 customers over a 15,000-square-mile territory throughout much of Illinois.


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



Item 7.  Financial Statements

                  (A)      Financial Statements

                  (99.1)  Illinova Consolidated Income Statements






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





                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ILLINOVA CORPORATION
                                           (Registrant)

                                            By
                                            ---------------------------
                                            Larry F. Altenbaumer
                                            President
                                            on behalf of
                                            Illinova Corporation



Date:    February 29, 2000



                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ILLINOIS POWER COMPANY
                                            (Registrant)


                                            By
                                            ---------------------------
                                            Larry F. Altenbaumer
                                            President
                                            on behalf of
                                            Illinois Power Company


Date:    February 29, 2000



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



Exhibit Index

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
Number            Description

99.1              Illinova Consolidated Income Statements



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




Illinova
Condensed Consolidated Statements of Income

                                                     Three Months Ended *                 Twelve Months Ended
                                                         December 31,                         December 31,
                                                 ---------------------------------    ------------------------------
                                                               As    % Change                      As     % Change
                                                            Restated     Fav/                   Restated      Fav/
                                                    1999       1998    (Unfav)           1999       1998    (Unfav)
                                                                  (Millions)                               (Millions)
Operating Revenues
      Electric                                  $   257.0 $    251.1         2 %    $  1,174.8 $  1,224.2        (4)%
      Electric interchange                           48.0       63.1       (24)          445.9      557.2       (20)
      Gas                                            92.7       83.2        11           303.7      287.8         6
      Diversified enterprises                        98.6       87.2        13           500.4      361.4        38
                                                 ---------  ---------                 --------- ----------
        Total                                       496.3      484.6         2         2,424.8    2,430.6        (0)
                                                 ---------  ---------                 --------- ----------

Operating Expenses
      Fuel for electric plants                       57.7       67.2        14           246.9      250.2         1
      Power purchased                                30.6       91.0        66           328.1      735.2        55
      Gas purchased for resale                       54.7       45.9       (19)          164.6      149.6       (10)
      Diversified enterprises                       118.9       96.8       (23)          546.9      392.0       (40)
      Other operating and maintenance               175.4      173.2        (1)          603.8      537.9       (12)
      Depreciation and amortization                  43.9       51.4        15           176.6      203.6        13
      Amortization of regulatory asset               17.2          -      (100)           26.4          -      (100)
      General Taxes                                  24.1       22.9        (5)          102.6      123.2        17
      Clinton plant impairment loss                     -    2,666.9       100               -    2,666.9       100
                                                 ---------  ---------                 --------- ----------
        Total                                       522.5    3,215.3        84         2,195.9    5,058.6        57
                                                 ---------  ---------                 --------- ----------

Operating Income (Loss)                             (26.2)  (2,730.7)       99           228.9   (2,628.0)      109
                                                 ---------  ---------                 --------- ----------

Other Income
      Miscellaneous - net                            (3.7)       0.3         -            18.7        3.1         -
      Equity earnings in affiliates                   6.0       10.8       (44)           12.9       22.5       (43)
                                                 ---------  ---------                 --------- ----------
        Total                                         2.3       11.1       (79)           31.6       25.6        23
                                                 ---------  ---------                 --------- ----------

Income (Loss) Before Interest Charges and
  Income Taxes                                      (23.9)  (2,719.6)       99           260.5   (2,602.4)      110
                                                 ---------  ---------                 --------- ----------

Interest Charges
      Interest expense                               22.0       36.7        40           163.5      146.0       (12)
      Allowance for borrowed funds
        used during construction                     (0.2)       0.6       133            (4.2)      (3.2)       31
      Preferred dividend requirements
        of subsidiary                                 4.8        4.9         2            19.2       19.8         3
                                                 ---------  ---------                 --------- ----------
        Total                                        26.6       42.2        37           178.5      162.6       (10)
                                                 ---------  ---------                 --------- ----------

Income (Loss) Before Income Taxes                   (50.5)  (2,761.8)       98            82.0   (2,765.0)       103
                                                 ---------  ---------                 --------- ----------

Income Taxes
      Income tax - impairment loss                      -     (982.8)     (100)              -     (982.8)      (100)
      ITC - Clinton impairment                          -     (160.4)      (100)              -     (160.4)      (100)
      Other income taxes                            (14.5)     (36.5)      (60)           41.4      (42.3)        -
                                                 ---------  ---------                 --------- ----------
        Total                                       (14.5)  (1,179.7)       (99)           41.4   (1,185.5)       (103)
                                                 ---------  ---------                 --------- ----------

Net Income (Loss)                                   (36.0)  (1,582.1)       98            40.6   (1,579.5)        103

      Carrying amount over (under)
        consideration paid for redeemed
        preferred stock of subsidiary                 0.2          -       100             1.7          -        100
                                                 ---------  ---------                 --------- ----------

Net Income (Loss) Applicable to Common Stock    $   (35.8)$ (1,582.1)       98      $     42.3 $ (1,579.5)       103
                                                 =========  =========                 ========= ==========

Weighted average common shares                       70.0       71.5                      69.9       71.7

Earnings (loss) per common share (basic and diluted($0.51)   ($22.13)                     $0.60   ($22.04)

Cash dividends declared
      per common share                              $0.31      $0.31                     $1.24      $1.24
Cash dividends paid
      per common share                              $0.31      $0.31                     $1.24      $1.24

* UNAUDITED

These statements are submitted as a matter of general information and are not intended to induce, or to be used in connection with, any sale or purchase of securities. These statements should be read in conjunction with Illinova's and Illinois Power Company's 1999 Quarterly Reports on Form 10-Q/A and Form 8-K and 8-K/A filings to the Securities and Exchange Commission, and Illinova and Illinois Power Company's 1998 Form 10-K/A and 1999 Form 10-K filings to the Securities and Exchange Commission.